SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) June 15, 2006
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                                       FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (d) Effective June 15, 2006, each of David E. Cline, Robert P. Huntley, Carl G. Yale and H. Ray McKenney, Jr. was elected by the Board of Directors of FNB United Corp. (the "Company") as a director of the Company.

          Mr. Cline is the president of Cline Seabrook Company, a development firm located in Waxhaw, North Carolina. He also manages Cirrus Medical Staffing. Mr. Huntley is a private investor and also a licensed contractor for Timber Ridge Lumber Company. Mr. Yale is a certified public accountant and co-founder of Hemric & Yale, a certified public accounting firm based in Wilkesboro, North Carolina. Mr. McKenney is the president of McKenney Family Dealerships, a group of automobile dealerships in Gaston County, North Carolina. He also serves as director of Holy Angels, Inc., a specialized care facility in Gastonia, North Carolina.

          Each of Messrs. Cline, Huntley, Yale and McKenney served as a director of Integrity Financial Corporation, Hickory, North Carolina, until its acquisition by the Company on April 28, 2006. Pursuant to the Agreement and Plan of Merger dated as of September 18, 2005 between the Company and Integrity Financial, the Company agreed to name to its Board of Directors four persons nominated by Integrity Financial and approved by the Company to serve as directors of the Company until the next annual meeting of the Company's shareholders. According to the merger agreement, the Company is to nominate these four persons for election at the annual meeting such that the four nominees, if elected by the Company's shareholders, would be able to serve as directors of the Company for terms of no less than one year after the effective time of the merger. Integrity Financial nominated Messrs. Cline, Huntley, Yale and McKenney to serve on the Company's Board of Directors. There are no other arrangements or understandings between any of Messrs. Cline, Huntley, Yale and McKenney and any other person pursuant to which Messrs. Cline, Huntley, Yale or McKenney was selected as a director. None of Messrs. Cline, Huntley, Yale and McKenney serves on any committees of the Company's Board, although in the future any or all of them may be appointed to serve on a committee or committees.

          A press release dated June 19, 2006, announcing the election of Messrs. Cline, Huntley, Yale and McKenney to the Company's Board, is attached as Exhibit 99.1 to the report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibits:

99.1 Press release dated June 19, 2006 announcing the election of Messrs. Cline, Huntley, Yale and McKenney as directors of the Company.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNB UNITED CORP.

Date: June 19, 2006                        By  /s/ Jerry A. Little
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                                               Jerry A. Little
                                               Secretary and Treasurer